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                                                                    EXHIBIT 10.9

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DATE        18 April 2000

PARTIES

  1.        THE NEWS CORPORATION LIMITED (ACN 007 910 330) of
            2 Holt Street, Surry Hills, NSW, Australia (News); and

  2.        OMINSKY CORPORATION of 299 California Avenue, Palo Alto,
            CA 94306 (OMS).
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IT IS AGREED as follows.

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      The following definitions apply unless the context requires otherwise.

      AFFILIATE of a person means any other person that directly, or indirectly, through one or more intermediaries Controls or is Controlled by, or is under common Control with or by, such person.

      BENEFICIALLY OWN means, with respect to any securities, any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (whether subject to a condition or not):

      (a) voting power, which includes the power to vote, or to direct the voting of such security, and/or

      (b) investment power, which includes the power to dispose of, or to direct the disposition of, or in any way encumber such security,

      and BENEFICIAL OWNERSHIP has a corresponding meaning.

      BOARD means the Directors of the Venture or those of them who are present at a meeting of the Directors at which there is a quorum.

      BUDGET means the budget for the Venture agreed upon by the Directors under Clause 5.1 or, if the Directors cannot agree, the budget referred to in Clause 5.2.

      BUSINESS means the business of developing, providing and exploiting the Services in the Territory.

      BUSINESS DAY means a week day on which banks are open in San Francisco other than a Saturday, Sunday or public holiday.

      CEO means the chief executive officer of the Venture.

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CFO means the chief financial officer of the Venture.

CHAIRMAN means the chairman of the Board appointed in accordance with Clause 2.3.

CONSTITUTION means the constitution of the Venture as altered or added to from time to time in accordance with this Agreement.

CONTROL means:

(a)  with respect to a person:

     (i) the Beneficial Ownership of more than 50% of the Voting Securities of such person; or

     (ii) the ability to control and the actual control (irrespective of whether such control is exercised on a passive or active basis, and irrespective of whether such control is exercised solely or jointly or directly or indirectly) of the management and policies of such person; and

(b)  with respect to a business:

     (i) the Beneficial Ownership of more than 50% of the assets and liabilities comprising such business; or

     (ii) the ability to control and the actual control (irrespective of whether such control is exercised on a passive or active basis, and irrespective of whether such control is exercised solely or jointly or directly or indirectly) of the management and policies of such business.

DIRECTOR means a person appointed to the office of director of the Venture and includes any alternate director duly appointed and acting as a director.

DISPOSE in relation to any interest means to sell, transfer, assign, declare oneself a trustee of or otherwise dispose (including by way of joint venture or grant) of that interest (or any interest in it or any part of it).

FINANCIAL YEAR means each period of 12 months ending at midnight on 30 June (or such other date as is approved by the Directors of that entity from time to time).

INTEREST means a beneficial ownership interest in the Venture.

NEWS' CONTENT means content owned by News and persons Controlled by News that is available and suitable for provision as part of the Services by the Venture, including website content.

SERVICE PROVIDER MODEL means OMS's business model, systems and plans for the provision of Services.

SERVICES means wireless internet and intranet access and content services.

TECHNOLOGY means all technology and intellectual property required by the Venture to carry on the Business, including all technology and intellectual property used by OMS in providing Services in the United States of America, and all developments of all such technology and intellectual property undertaken under Clause 2.6 from time to time.


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     TERRITORY means the world other than the United States of America.

     VENTURER means the Wholly-owned Subsidiary of a party that holds that party's Interest in the Venture.

     VOTING SECURITIES means, with respect to a person, the outstanding voting securities of such person that are normally entitled to vote in the election of directors of a person.

     WHOLLY-OWNED SUBSIDIARY means, in respect of a body corporate, a body corporate:

     (a) in which all shares and all securities and all rights to subscribe for any shares or securities are ultimately legally and beneficially owned directly or indirectly by that first mentioned body corporate; and

     (b)  which is Controlled by that first mentioned body corporate.

1.2  INTERPRETATION

     Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

     (a)  The SINGULAR includes the plural and conversely.

     (b)  A GENDER includes all genders.

     (c) If a WORD or PHRASE is defined, its other grammatical forms have a corresponding meaning.

     (d) A reference to a PERSON, corporation, trust, partnership, unincorporated body or other entity includes any of them.

     (e) A reference to a CLAUSE or SCHEDULE is a reference to a clause of or a schedule to this Agreement.

     (f) A reference to any AGREEMENT or DOCUMENT (including, without limitation, a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced, except to the extent prohibited by this Agreement or that other agreement or document.

     (g) A reference to any PARTY to this Agreement or another agreement or document includes the party's successors, permitted substitutes and assigns (and, where applicable, the party's legal personal representatives).

     (h) A reference to LEGISLATION or to a provision of a legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument (including without limitation any disallowable instrument) issued under it.

     (i) A reference to an AGREEMENT includes any undertaking, Agreement, agreement and legally enforceable arrangement whether or not in writing and a reference to a DOCUMENT includes an agreement (as so defined) in writing and any certificate, notice, instrument and document of any kind.


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     (j)  A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

     (k) A reference to any professional body includes the successors of that body.

     (l) No provision of this Agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this Agreement or that provision.

     (m) Unless otherwise defined in this Agreement, words and expressions having a particular meaning in the Corporations Law have that meaning in this Agreement.

     (n)  A reference to $ is to the currency of the United States of America.

     (o) Accounting and financial terms have the meanings commonly given to them in accordance with accounting principles generally accepted in Australia.

2.   THE VENTURE

2.1  ESTABLISHMENT OF VENTURE

     News and OMS agree to establish the Venture through their respective Venturers to establish and operate the Business.

2.2  INTERESTS

     The Interest of each of News' Venturer and OMS' Venturer in the Venture will be 50%.

2.3  JURISDICTION

     News and OMS will base the Venture in a jurisdiction most appropriate for the efficient operation of the Venture.

2.4  FORM OF VENTURE

     News and OMS will establish the Venture as an incorporated venture or unincorporated venture depending on which structure is most efficient for the conduct of the Business.

2.5  DEVELOPMENT OF BUSINESS ON MARKET BY MARKET BASIS

     This Agreement does not impose obligations of exclusivity on News or OMS in relation to the Venture, but News and OMS do agree to conduct good faith negotiations with each other as to the appropriateness of the conduct of the Business in the Venture on a market by market basis. If either News or OMS determine in good faith that it would be inappropriate for them to conduct the Business in a particular market other than through the Venture or with each other (having considered in good faith whether it is appropriate to conduct the Business through the Venture in that market by adding local partners to the Venture under Clause 2.11), then they are



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        free to conduct the Business in that market independent of the Venture or each other.

2.6     DEVELOPMENT OF TECHNOLOGY AND SERVICE PROVIDER MODEL

        OMS agrees to:

        (a) continue to develop the Technology and The Service Provider Model with a view to facilitating the use of Technology and the Service Provider Model by the Venture on a market by market basis;

        (b) ensure, where ever possible, that all further rights to all Technology that OMS obtains include the right to license that Technology to the Venture under Clause 2.7.

2.7     LICENSE OF TECHNOLOGY AND SERVICE PROVIDER MODEL

        OMS agrees to license to the Venture, procure a license for the Venture, or procure for or supply to the Venture services giving the Venture the full benefit of use of, all the Technology and Service Provider Model for exploitation in the Territory as part of the Business without charge.

2.8     CONTENT ACCESS

        In a market in which the Venture conducts Business News will offer the Venture a right of negotiation for the non-exclusive use of News' Content appropriate for that market at preferred rates, subject to existing contractual obligations.

2.9     CONTENT POSITION

        In operating the Business in a market, the Venture must, if requested by News position News' Content that is available for that market in the news, sport and entertainment categories above the first fold for that category (or in the absence of a first fold, in a position comparable to the top 3 players in that category) free of charge, and will otherwise position News' Content in a preferred non-exclusive position, and at preferred rates.

2.10    EUROPE AND ASIA

        News and OMS agree that the Venture should proceed as quickly as possible to roll out the Services in Europe and Asia.

2.11    ADDITIONAL PARTNERS

        News and OMS will give good faith considerations to adding additional venturers to the Venture on a market by market basis.

2.12    OMS EQUITY

        OMS agrees that News and its Affiliates have no obligation to make any equity investment in OMS unless:

        (a)    the Venture is established to News' satisfaction;

        (b) 3Com, Aether and Sprout waive all top up rights they have in relation to the issue of equity to News and its Affiliates as contemplated by the next paragraph.



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          This Agreement is conditional on the closing of News' $60 million
          Series C Preferred Stock equity investment in OMS, which is expected to take place on Monday 24 April 2000.

     2.13 OMS DIRECTORSHIP

          If News or its Affiliates make an equity investment in OMS:

          (a) News will be entitled to appoint, remove and replace 1 director on the board of OMS for so long as News and its Affiliates retain at least 50% of their initial level of ownership interest in OMS;

          (b) News will be entitled, if requested by News, to have News' Content that is available for the United States of America in the news, sport and entertainment categories positioned above the first fold of that category (or in the absence of a first fold, in a position comparable to the top 3 players in that category) free of charge in Services provided by OMS, and will otherwise be entitled to have News' Content positioned in a preferred non-exclusive position, and at preferred rates in those Services;

          (c) OMS commits to spend $30 million at market rates reasonably spread over the next 5 years for advertising services with News' Affiliates in this United States of America.

     2.14 NEWS SERVICES

          News will give good faith consideration to the provision to the Venture of distribution and advertising services (on a house rate or preferred rate basis), local technology and IT support services at cost where possible, and space and facilities on a cost recovery basis if available.

     2.15 OMS SERVICES

          OMS will give good faith consideration to the provision to the Venture of access to its relationships and agreements to carriers, management skills, new applications and content agreements on preferred terms.

     2.16 BOARD

          The Board will be responsible for the overall management of the Business of the Venture.

     2.17 DIRECTORS

          The Board shall be comprised of a maximum of 4 Directors of which New is entitled to appoint 2 Directors and OMS is entitled to appoint 2 Directors.

     2.18 CHAIRMAN

          The following applies in relation to the Venture:

          (a) for the period of 1 year commencing on the date of this Agreement the Chairman of the Board shall be a Director nominated by OMS;

          (b) for the following 1 year the Chairman of the Board shall be a Director nominated by News; and then


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     (c)  the Chairman will alternate every 1 year between a Director referred to in sub-paragraph (a) and one referred to in sub-paragraph (b) above.

2.19 MEETINGS

     The Directors may meet together in person or by any means which allows each participating Director to hear and be heard by each other participating Director for the dispatch of business at such times as they think fit.

2.20 QUORUM FOR BOARD MEETINGS

     The quorum for a Board meeting is a Director appointed by News and a Director appointed by OMS.

2.21 ALTERNATE DIRECTORS

     A Director shall be entitled to appoint an alternate Director who shall be deemed to be a Director at any Board meeting if the appointing Director is not present. If the appointing Director is a Director nominated by News, the alternate is taken to be a Director appointed by News. If the appointing Director is a Director appointed by OMS, the alternate is taken to be a Director appointed by OMS.

2.22 ALL APPOINTMENTS BY NOTICE IN WRITING

     Any power to appoint under this Clause 2 includes a power to remove or replace. All appointments, removals and replacements of a Director of the Venture under this Clause 2 shall be effected by notice in writing to that entity.

2.23 DECISIONS OF THE BOARD

     (a)  Each Director must:

          (i) act in good faith in the best interests of the Venture and the Business;

          (ii)  vote only in the interests of the Venture and the Business; and

          (iii) wholly disregard the interests of the relevant venturer which appointed them.

     (b) Each Director participating in and entitled to vote at a meeting of the Board has one vote. The Chairman has no casting or additional vote.

     (c) Decisions of the Board require the unanimous vote of all Directors to be effective.

     (d)  At any meeting of Directors of the Board:

          (i) the Directors appointed by News who are present (whether in person or by alternate or proxy) are collectively entitled to exercise a number of votes equal to the total number of


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                  Directors appointed by News, whether or not all the Directors appointed by News are present;

            (ii) the Directors appointed by OMS who are present (whether in person or by alternate or proxy) are collectively entitled to exercise a number of votes equal to the total number of Directors appointed by OMS, whether or not all the Directors appointed by OMS are present.

3.    MANAGEMENT

3.1   CEO

      (a) OMS has the exclusive right to appoint an individual as the CEO of the Venture. This right includes the power to remove or replace the CEO. News may remove the CEO. The CEO must comply with the following authority limitations:

            (i) the CEO cannot incur expenditure outside Budget in excess of $250,000;

            (ii) the CEO cannot incur expenditure inside Budget in excess of $500,000;

            (iii) the CEO cannot cause the Venture to enter into transactions with either News or OMS or their Affiliates.

            The CEO has the power to appoint, remove and replace all executives, employees and other staff of the Venture, except the CFO. The CEO will report to the Board.

      (b)   OMS will:

            (i) consult with News on a timely basis in relation to the proposed appointment or removal of any person as CEO;

            (ii) keep News informed in relation to its proposed appointment or removal of a person as CEO; and

            (iii) promptly provide News with a copy of the curriculum vitae of any person proposed to be appointed as CEO.

      (c) OMS agrees that, in relation to any person proposed to be appointed by OMS as CEO, the remuneration for the CEO will be subject to the approval of the Board.

3.2   CFO

      (a) News will have the exclusive right to appoint an individual as the CFO of the Venture. This right includes the right to remove and replace the CFO. The appointment by OMS of a CFO is subject to the approval of the CEO (such approval not to be unreasonably withheld) and the CEO or OMS may remove the CFO. If the CEO or OMS removes the CFO, News may appoint a further CFO subject to the approval of the CEO. The CFO reports to the CEO.

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        (b)     News will:.

                (i) consult with News on a timely basis in relation to the proposed appointment or removal of any person as CFO;

                (ii) keep News informed in relation to its proposed appointment or removal of a person as CFO; and

                (iii) promptly provide News with a copy of the curriculum vitae of any person proposed to be appointed as CFO.

        (c) News agrees that, in relation to any person proposed to be appointed by News as CFO, the remuneration for the CFO will be subject to the approval of the Board.

4.      BUSINESS
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        Unless the parties otherwise agree, the business of the Venture will be limited to the conduct of the Business.

5.      BUDGETS
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5.1     AGREEMENT ON BUDGETS

        The Directors of the Venture shall use their best endeavours to agree upon the budget for each Financial Year of the Venture at least 30 days before the commencement of the Financial Year to which it relate.

5.2     DEFAULT BUDGETS

        If the Directors of the Venture cannot agree upon a Budget for any Financial Year, the Budget for the Financial Year shall be the previous Financial Year's Budget plus a percentage increase in the overall Budget expenditure limit (on the basis that the CEO is authorised to allocate the overall expenditure between different line items in the Budget) equal to 3%.

5.3     REQUIREMENTS OF BUDGET

        Each Budget, for the next succeeding Financial Year, must:

        (a) contain a detailed funding plan setting out the amount, timing and kind of ceding or credit support required to meet the expenditure contemplated in the budget referred to in paragraph
                (b);

        (b)     contain detailed budgets for:

                (i)     capital expenditure;

                (ii)    operating expenditure;

                (iii) any other expenditure of any nature that might be planned or provided for; and

                (iv)    cashflow.


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6.      FUNDING
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6.1     FUNDING IN EQUAL SHARES

        OMS and News agree to fund the Venture, upon request from the CEO in accordance with the Budgets by equal capital contributions (which may be by way of debt in the case of OMS or News, or, to the extent consistent with the needs of the Venture contra advertising and distribution in the case of News at rates commensurate with the contra amount, or house rates if available) from their respective Venturers. In the absence of an initial Budgets under Clause 5.2, News and OMS agree to each provide the Venture with $5 million of seed capital within 1 month of the date of this Agreement.

6.2     NO OBLIGATION ON WINDING UP

        The obligations of News, OMS and the Venturers under this Clause 6 to provide further capital (whether debt or equity) to the Venture terminates on the commencement of the winding-up of the Venture.

6.3     NO OTHER OBLIGATION TO PROVIDE CAPITAL

        Neither News, OMS nor either Venturer undertakes to provide any capital (whether debt or equity) to the Venture or to give any guarantee or indemnity in respect of any of the Venture' liabilities except as provided in Clause 6.

7.      DISTRIBUTION POLICY
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        If at any time the Venture has profits available for distribution, the
        Board shall ensure that those profits are distributed by way of cash dividends the venturers as soon as possible. The parties will consider, when appropriate, the monetisation, including by way of initial public offerings, of the Venture's businesses, and the Venture.

8.      DISPOSAL OF INTEREST
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        (a)     A Venturer may not Dispose of any of its Interest in the Venture
                except with the prior consent of News and OMS.

        (b) News shall ensure that its Venturer does not cease to be owned by a person in which News has at least a direct or indirect
                30% ownership interest without the prior consent of OMS. The transfer by News of ownership of News' Venturer does not affect News' obligations in relation to access to News' Content under Clause 2.8. News may transfer its Venturer to a person as part of the acquisition by that person of all or substantially all of the assets of News, including News' rights under this Agreement.

        (c) OMS shall ensure that its Venturer does not cease to be a Wholly-owned Subsidiary of OMS and does not cease to be Controlled by


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                OMS without the prior consent of News. OMS may transfer its
                Venturer to a person as part of the acquisition by that person of all or substantially all of the assets of OMS, including OMS, rights under this Agreement. Any person taking a transfer of OMS's assets in this instance must also acquire all rights in the Technology and Service Provider Model to enable that person to honour its obligations under this Agreement

9. CONFIDENTIALITY
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        (a)     Except to the limited extent permitted under paragraph (b), each party to this Agreement must not disclose, and must keep confidential, the provisions and existence of this Agreement,

        (b) A party to this Agreement may only disclose anything in respect of this Agreement:

                (i) as required by (but only to the extent required under) any applicable law or the listing rules of a stock exchange;

                (ii) to the officers and professional advisers of that party provided that the relevant party uses its best endeavours to ensure that all matters disclosed are kept confidential.

        (c) Any public announcement of this Agreement or the Venture will be subject to the approval of both parties.

10.     VOTING RIGHTS
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        Each of News and OMS must ensure that:

        (a) the voting rights attached to the Interests in the Venture held by their respective Venturers are exercised in a manner consistent with the terms set out in this Agreement; and

        (b) the voting rights of their respective Venturers or any of the Directors appointed by them are exercised in a manner consistent with the terms set out in this Agreement.

11.     RELATIONSHIP OF THE VENTURERS
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11.1    NO PARTNERSHIP

        Neither this Agreement nor the Constitution shall be interpreted as constituting:

        (a) the relationship of the Venturers, or of News and OMS, as a partnership, quasi-partnership, trust, association or (except as specifically provided for in this Agreement) any other relationship in which one or more of the venturers may be liable generally for the acts or omissions of any other Venturers; or


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        (b)     any Venturers as the general agent or representative of any other Venturers or of the Venture.

        In particular, but without limitation, no Venturer has the authority to pledge or purport to pledge the credit of any other Venturer or the Venture or to make or give (or purport to make or give) any representations, warranties or undertakings for or on behalf of any other Venturer or the Venture.

11.2    PARTIES TO ACT IN GOOD FAITH
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        (a)     Each party must at all times act in good faith in relation to the other of them with respect to all matters relating to the Venture and the Business.

        (b) Each party must at all times perform its respective obligations under this Agreement in the utmost good faith and must not seek to circumvent or permit circumvention of the operation of this Agreement or impair the value of or permit the impairment of the value of any right granted under this Agreement by any legal or natural person which is directly or indirectly Controlled or otherwise influenced by that party doing anything which that party has agreed not to do pursuant to or which is inconsistent with the terms of this Agreement, or failing to do anything which that party has agreed to do pursuant to the terms of this Agreement. This Clause is not intended to exclude any term implied by law or in fact.

12.     DURATION AND TERMINATION
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12.1    FORMER SHAREHOLDER NOT BOUND

        Subject to Clause 8, this Agreement ceases to apply to a party whose Venturer has transferred all its Interest in the Venture as permitted by this Agreement.

12.2    TERM

        Subject to Clause 12.1, this Agreement continues in full force and effect until terminated by written agreement between the parties.

12.3    TERMINATION NOT TO AFFECT CERTAIN PROVISIONS

        The termination of this Agreement however caused:

        (a) will be without prejudice to any obligations or liabilities of the parties which has accrued or for which that party is liable prior to that termination or cessation and which remain unsatisfied; and

        (b) will not affect any provision of this Agreement which is expressed to come into effect on, or to continue, in effect after that termination or cessation.


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13.     ASSIGNMENT
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        A party shall not Dispose of any of its rights under this Agreement, except as permitted by this Agreement. A party may transfer such rights to a person as part of the acquisition by that person of all or substantially all of the assets of that party. News may transfer all or any of its rights under this Agreement to a person in which News holds at least a direct or indirect 30% ownership interest. Such a transfer will not affect News obligations in relation to access to News' Content under Clause 2.8.

14.     NOTICES
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        Any notice or other communication given under this Agreement including but not limited to a request, demand, consent or approval:

        (a) must be in writing addressed to the intended recipient at the address or facsimile number shown below or the address or facsimile number last notified by the intended recipient to the sender.

                NEWS

                Address:      2 Holt Street
                              Surry Hills NSW 2010

                Attention:    Ian Phillip

                Fax:          011-61-2-9288-3269

                OMS

                Address:      299 California Avenue
                              Palo Alto, CA. 94306

                Attention:    Ray Cleeman

                Fax:          011-1-650-323-6797

        (b)     must be signed by a person duly authorised by the sender,

        (c)     will be taken to have been given:

                (i) if by courier, by hand or by post, when delivered, received or left at the above address. If delivery or receipt occurs on a day when business is not generally carried on in the place to which the notice is sent, or is later than 4 pm (local time), it will be taken to have been duly given at the commencement of business on the next day when business is generally carried on in that place;

                (ii) if by facsimile transmission, on receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent unless:


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                        (A)     the acknowledgement or transmission report
                                indicates a faulty or incomplete transmission;
                                or

                        (B) within 24 hours after the transmission is regarded as received under sub-paragraph (ii) the recipient informs the sender that the transmission was received in an incomplete or garbled form.

15.     FURTHER ASSURANCES
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        Each party shall take all steps, execute all documents and do everything reasonably required by any other party to give effect to any of the transactions contemplated by this Agreement.

16.     BASIS OF AGREEMENT
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        This Agreement contains the entire agreement of the parties with respect to its subject matter. It sets out the only conduct relied on by the parties and supersedes all earlier conduct by the parties with respect to its subject matter.

17.     AMENDMENT
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        This Agreement, and any right created under it:

        (a) may be amended only by another agreement executed by all parties;
            and

        (b) may not be waived except in writing signed by the party granting the waiver.

18.     NO WAIVER
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        No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

19.     EXERCISE OF RIGHTS
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        (a) A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy.

        (b) A party may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion unless this Agreement expressly provides otherwise.


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
20.     EQUITABLE REMEDIES
--------------------------------------------------------------------------------

        Each party:

        (a) acknowledges that damages would be an inadequate remedy for a . material breach by it of any provision of this Agreement; and

        (b) agrees that it will not oppose another party's application for equitable remedies such as, without limitation, injunction or specific performance:

                (i) on the basis that damages are an inadequate remedy in such circumstances; or

                (ii)    any other basis as to the question of remedies,

                but nothing in this paragraph (b) restricts the ability of a party to oppose another party's application on the question of liability.

21.     REMEDIES CUMULATIVE
--------------------------------------------------------------------------------

        The rights, powers and remedies provided to a party in this Agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law or equity or any agreement.

22.     NO MERGER
--------------------------------------------------------------------------------

        The rights and obligations of the parties will not merge on the completion of any transaction contemplated by this Agreement. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any such transaction.

23.     SEVERANCE
--------------------------------------------------------------------------------

        Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will be ineffective in that jurisdiction to the extent of the prohibition or unenforceability. That will not invalidate the remaining provisions of this Agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

24.     Costs
--------------------------------------------------------------------------------

        Each party shall bear its own costs arising out of the negotiation, preparation and execution of this Agreement.

25.     GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS
--------------------------------------------------------------------------------

25.1    This Agreement is governed by the laws of California.


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
25.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of California, and courts of appeal from them for determining any dispute concerning this Agreement or the transactions contemplated by this Agreement. Each party waives any right they have to object to an action being brought in those courts including, but not limited to, claiming that the action bas been brought in an inconvenient forum or that those courts do not have jurisdiction.

25.3 Without preventing any other mode of service, any document in an action (including, but not limited to, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under Clause 14.

26.     COUNTERPARTS
--------------------------------------------------------------------------------

        This Agreement may be executed in any number of counterparts. All counterparts will be taken to constitute one instrument.


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
EXECUTED and as an agreement.

SIGNED on behalf of THE NEWS              )
CORPORATION LIMITED by its                )
authorised representative in the presence )
of:                                       )
                                            /s/ IAN PHILIP
                                            -------------------------------
                                            Signature

                                            Ian Philip
-------------------------------             -------------------------------
Witness                                     Print name     Authorised
                                                           Signatory
-------------------------------
Print name


SIGNED on behalf of OMNISKY               )
CORPORATION by its authorised             )
representative in the presence of:        )
                                            /s/ PATRICK MCVEIGH
                                            -------------------------------
                                            Signature

                                            Patrick McVeigh
-------------------------------             -------------------------------
Witness                                     Print name

-------------------------------
Print name


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